EXHIBIT 10.13








                 AGREE REALTY CORPORATION PROFIT-SHARING PLAN

                           Effective April 22, 1994




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                              TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS
        1.1   Account..............................................       I-1
        1.2   Administrator........................................       I-1
        1.3   Affiliate............................................       I-1
        1.4   Appropriate Form.....................................       I-2
        1.5   Beneficiary..........................................       I-2
        1.6   Board of Directors...................................       I-2
        1.7   Break in Service.....................................       I-2
        1.8   Company..............................................       I-3
        1.9   Compensation.........................................       I-3
        1.10  Date of Hire.........................................       I-4
        1.11  Disability...........................................       I-4
        1.12  Eligible Employee....................................       I-4
        1.13  Employee.............................................       I-4
        1.14  Employer.............................................       I-4
        1.15  Entry Date...........................................       I-5
        1.16  Fund.................................................       I-5
        1.17  Hour of Service......................................       I-5
        1.18  Investment Adjustments...............................       I-5
        1.19  Investment Fund......................................       I-5
        1.20  Member...............................................       I-5
        1.21  Normal Retirement Date...............................       I-5
        1.22  Plan.................................................       I-5
        1.23  Plan Year............................................       I-6
        1.24  Reemployment Date....................................       I-6
        1.25  Service..............................................       I-6
        1.26  Severance Date.......................................       I-6
        1.27  Severance Period.....................................       I-7
        1.28  Spouse...............................................       I-7
        1.29  Spousal Consent......................................       I-7
        1.30  Termination of Employment............................       I-8
        1.31  Trust Agreement......................................       I-8
        1.32  Trustee..............................................       I-8
        1.33  Valuation Date.......................................       I-8
        1.34  Vested Percentage....................................       I-9
        1.35  Year of Service......................................       I-9



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ARTICLE II    MEMBERSHIP
        2.1   In General...........................................      II-1
        2.2   Transfers............................................      II-2
        2.3   Reemployment.........................................      II-3

ARTICLE III   CONTRIBUTIONS
        3.1   Source of Contributions..............................     III-1
        3.2   Amount of Contributions..............................     III-1
        3.3   Contributions Conditional............................     III-1
        3.4   Maximum Limitation...................................     III-1
        3.5   Application..........................................     III-3
        3.6   Limitation Year......................................     III-5

ARTICLE IV    ACCOUNTS
        4.1   Account..............................................      IV-1
        4.2   Eligibility to Share in
                Contributions and Forfeitures......................      IV-1
        4.3   Allocation of Contributions and
                Forfeitures........................................      IV-1
        4.4   Investment of Account Balances.......................      IV-1
        4.5   Designation of Investment Funds
                for Future Contributions...........................      IV-2
        4.6   Designation of Investment Funds
                for Existing Account Balances......................      IV-2
        4.7   Valuation of Investment Funds........................      IV-3
        4.8   Correction of Error..................................      IV-3
        4.9   Allocation Shall Not Vest Title......................      IV-4
        4.10  Statement of Accounts................................      IV-4

ARTICLE V     VESTING AND DISTRIBUTION OF BENEFITS
        5.1   Vesting..............................................       V-1
        5.2   Distribution on Termination of
                Employment.........................................       V-2
        5.3   Payment of Benefits in General.......................       V-2
        5.4   Forfeitures..........................................       V-3
        5.5   Payment of Death Benefits............................       V-4
        5.6   Distribution at Age 70-1/2...........................       V-7
        5.7   Delay of Payment.....................................       V-7
        5.8   Qualified Domestic Relations Orders..................       V-8
        5.9   Direct Rollover of Eligible
                Rollover Distributions.............................      V-10

ARTICLE VI    ADMINISTRATION OF THE PLAN
        6.1   Fiduciary............................................      VI-1
        6.2   The Administrator....................................      VI-1
        6.3   Advisers.............................................      VI-3

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        6.4   Service in Multiple Capacities.......................      VI-3
        6.5   Limitation of Liability; Indemnity...................      VI-3
        6.6   Reliance on Information..............................      VI-4
        6.7   Funding Policy.......................................      VI-5
        6.8   Proper Proof.........................................      VI-5
        6.9   Genuineness of Documents.............................      VI-5

ARTICLE VII   THE TRUST AGREEMENT
        7.1   The Trust Agreement..................................     VII-1
        7.2   Rights of the Company................................     VII-1
        7.3   Duties and Responsibilities of
                the Trustee........................................     VII-2
        7.4   Company as Agent.....................................     VII-2

ARTICLE VIII  AMENDMENT
        8.1   Right of the Company to Amend
                the Plan...........................................    VIII-1
        8.2   Plan Merger..........................................    VIII-1
        8.3   Amendments Required by Law...........................    VIII-1

ARTICLE IX    DISCONTINUANCE OF CONTRIBUTIONS
                AND TERMINATION OF THE PLAN
        9.1   Right to Terminate the Plan or
                Discontinue Contributions..........................      IX-1
        9.2   Manner of Termination................................      IX-1
        9.3   Effect of Termination................................      IX-1
        9.4   Distribution of the Fund.............................      IX-2
        9.5   Expenses of Termination..............................      IX-2

ARTICLE X     MISCELLANEOUS PROVISIONS
        10.1  Plan Not a Contract of
                Employment.........................................       X-1
        10.2  Source of Benefits...................................       X-1
        10.3  Spendthrift Clause...................................       X-1
        10.4  Merger...............................................       X-2
        10.5  Claims Procedure.....................................       X-2
        10.6  Inability to Locate Distributee......................       X-2
        10.7  Payment to a Minor or
                Incompetent........................................       X-3
        10.8  Doubt as to Right to Payment.........................       X-4
        10.9  Estoppel of Members and
                Beneficiaries......................................       X-4
        10.10 Separability.........................................       X-5
        10.11 Captions.............................................       X-5
        10.12 Usage................................................       X-6


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ARTICLE XI    LEASED EMPLOYEES
        11.1  Definitions..........................................      XI-1
        11.2  Treatment of Leased Employees........................      XI-1
        11.3  Exception for Employees Covered
                by Plans of Leasing Organization...................      XI-2
        11.4  Construction.........................................      XI-2

ARTICLE XII   "TOP-HEAVY" PROVISIONS
        12.1  Determination of "Top-Heavy"
                Status.............................................     XII-1
        12.2  Provisions Applicable in
                "Top-Heavy" Years..................................     XII-5


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                         AGREE REALTY CORPORATION PROFIT-SHARING PLAN

                                           ARTICLE I
                                          Definitions
               1.1       Account.  An Account maintained for a Member pursuant
to Section 4.1.

               1.2 Administrator. The Administrator appointed by the Board of Directors to administer the Plan pursuant to Article VIII.

               1.3       Affiliate.

                         1.3.1 Controlled Group Affiliate. Any corporation or other trade or business (other than an Employer) which, at the time of reference, controls, is controlled by or under common control with an Employer within the meaning of section 414(b) or 414(c) of the Code, including any division of an Employer not participating in the Plan; provided, however, that for purposes of Sections 3.4 and 3.5, the provisions of section 415(h) of the Code shall also apply.

                         1.3.2 Affiliated Service Groups, etc. Any (a) member of an affiliated service group, within the meaning of section 414(m) of the Code, that includes an Employer, or (b) organization aggregated with an Employer pursuant to section 414(o) of the Code, to the extent and for the purposes required by such sections and the regulations thereunder (e.g., for purposes of Articles XI and XII).

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               1.4       Appropriate Form.  The form or other means of
communication prescribed by the Administrator for a particular purpose specified in the Plan.

               1.5 Beneficiary. A person or persons entitled pursuant to the Plan to receive any benefits payable upon or after the death of a Member.

               1.6       Board of Directors.  The Board of Directors of the
Company.


               1.7 Break in Service. A Severance Period of not less than twelve (12) consecutive months. The first 12-consec-utive-month period after a Severance Date in the case of an absence from work for maternity or paternity reasons shall not be included in a Break in Service. For purposes of this Section 1.8, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               1.8 Company. Agree Realty Corporation, a Maryland corporation.

               1.9 Compensation. Gross annual cash compensation paid by an Employer in any Year to an Eligible Employee while he is a Member of the Plan. Compensation shall be determined before giving effect to any salary reduction agreement pursuant to any cash or deferred arrangement described in section 401(k) of the Code or any cafeteria

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plan within the meaning of section 125 of the Code. Compensation shall not include any expense reimbursements or allowances. Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted from time to time in accordance with section 401(a)(17) of the Code. In determining the Compensation of a Member for purposes of this limitation, the family aggregation rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the limitation is exceeded, then (except as may be otherwise required under applicable regulations), the limitation shall be prorated among the affected individuals on the basis of each such individual's Compensation determined under this Section 1.9 prior to the application of the limitation.

               1.10 Date of Hire. The date on which an Employee first completes an Hour of Service.

               1.11 Disability. A physical or mental condition which would, upon proper application, entitle the Member to disability benefits under the Social Security Act.

               1.12 Eligible Employee. Any person employed by the Company or by any other Employer, subject to such terms and conditions as may apply to such other Employer pursuant to Section 1.12; but excluding in each case any employee who is employed primarily to render services within the jurisdiction of a union and whose compensation, hours of work, or conditions of employment are determined by collective bargaining with such union, unless the applicable collective bargaining agreement expressly provides that

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such employee shall be eligible to participate in this Plan, in which event, however, he shall be entitled to participate in this Plan only to the extent and on the terms and conditions specified in such collective bargaining agreement.

               1.13 Employee. An individual who is an employee of an Employer or Affiliate.

               1.14 Employer. The Company and any subsidiary or affiliate of the Company which has adopted the Plan with the approval of the Company, subject to such terms and conditions as may be imposed by the Company upon the participation in the Plan of such adopting Employer.

               1.15 Entry Date. April 22, 1994 and each subsequent January 1 and July 1.

               1.16 Fund. The Fund created by the Trust Agreement pursuant to Section 9.1.

               1.17 Hour of Service. An hour for which an Employee is paid or entitled to payment for the performance of services for an Employer or Affiliate.

               1.18 Investment Adjustments. The net realized and unrealized gains, losses, income and expenses attributable to a Member's Account as a result of its investment in one or more Investment Funds.


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               1.19      Investment Fund. A portion of the Fund which is
separately invested as provided in Section 4.4.

               1.20 Member. Every individual who shall have become a Member pursuant to Article II hereof and who has an Account under the Plan holding an undistributed balance.

               1.21 Normal Retirement Date. The 65th anniversary of a Member's date of birth.

               1.22 Plan. The Agree Realty Corporation Profit-Sharing Plan, as from time to time in effect.

               1.23      Plan Year. The 12-month period beginning each
January 1.

               1.24 Reemployment Date. The date on which an Employee first completes an Hour of Service after a Severance Date.

               1.25      Service.  The aggregate of the following:

                         1.25.1  Each period from an Employee's Date of Hire
(or Reemployment Date) to the Employee's next Severance Date; and

                         1.25.2  If an Employee has a Reemployment Date within
twelve (12) months of a Severance Date, the period from such Severance Date to such Reemployment Date; and



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                         1.25.3  In the case of an Employee who leaves
employment to enter service with the armed forces of the United States, the period of such military service, provided that the Employee resumes employment with the Employer or Affiliate within the period during which reemployment rights are protected by applicable law.

               1.26      Severance Date. The earliest of:

                         1.26.1  The date on which an Employee quits, retires,
is discharged or dies;

                         1.26.2  The first anniversary of the first date of a
period in which an Employee remains absent from service with an Employer or Affiliate (with or without pay) for any reason (such as vacation, holiday, sickness, disability or layoff) other than resignation, retirement, discharge, death or approved leave of absence; or

                         1.26.3  The date on which an approved leave of
absence without pay began if the Employee fails to return to active employment upon the expiration of such leave.

               1.27 Severance Period. Each period from a Severance Date to the next Reemployment Date.

               1.28 Spouse. The individual to whom a Member is legally married.

               1.29 Spousal Consent. Written consent by a Member's Spouse to an election, beneficiary designation or similar action by the Member. A Spousal Consent shall be ineffective unless it acknowledges the effect of such election, beneficiary designation or

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action and is witnessed by a notary public and, with respect to Spousal
Consent pertaining to a beneficiary designation, unless such designation specifically identifies the Member's beneficiaries (and alternate beneficiaries, if any) by name or class. If the Administrator is satisfied that such Spousal Consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, because the Member can show by court order that the Spouse has abandoned the Member, or because of other circumstances which may be permitted under applicable law, Spousal Consent shall be deemed to have been given. Any consent or deemed consent with respect to a Spouse which satisfies the foregoing requirements shall be effective only with respect to the Spouse by whom given (or deemed to be given), and may not be revoked by such Spouse with respect to the election, beneficiary designation or other action to which such consent pertains.

               1.30 Termination of Employment. A Member's employment shall be treated as terminated when he incurs a Severance Date.

               1.31 Trust Agreement. The agreement by and between the Company and the Trustee under which this Plan is funded, as from time to time amended.

               1.32 Trustee. The trustee or trustees from time to time designated under the Trust Agreement.

               1.33 Valuation Date. The last day of each calendar quarter, and any other date as of which the Administrator determines in his sole discretion that a valuation and adjustment of Accounts is necessary or desirable; provided, that if any portion of an Account is invested in shares of a mutual fund for which the mutual fund sponsor determines a daily

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value, the Valuation Date for such portion in the event of a distribution shall be the date as of which the mutual fund sponsor values the shares to be surrendered in respect of such distribution, the Valuation Date in the event of a forfeiture shall be the date as of which the forfeiture occurs, and the Valuation Date for purposes of allocating the Investment Adjustment pursuant to Section 4.7 shall be each day for which the mutual fund sponsor determines a value for such shares.

               1.34 Vested Percentage. The percentage of a Member's Account which is nonforfeitable.

               1.35 Year of Service. Three hundred sixty-five (365) days of Service.

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                                  ARTICLE II

                                  Membership

               2.1 In General. An Eligible Employee who has not previously become a Member shall become a Member on the first Entry Date coincident with or next following the later of his reaching age 21 or his completing one Year of Service, provided he is then an Eligible Employee.


               2.2       Transfers.

                         2.2.1 Transfer to Eligible Employment. An Employee who transfers to employment as an Eligible Employee from employment as other than an Eligible Employee shall become a Member on the later of the date of such transfer or the first Entry Date on which he satisfies the requirements of Section 2.1.

                         2.2.2   Transfer to Affiliate or Ineligible
        Employment. If a Member transfers to employment as other than an Eligible Employee with an Affiliate or Employer, he shall not be deemed to have thereby terminated employment. Subject to Section 4.2, such a Member shall be eligible to share in the contribution and forfeitures under the Plan for the Plan Year of such transfer, but he shall not be eligible to share in contributions or forfeitures for subsequent Plan Years unless and until he returns to employment as an Eligible Employee.

                         2.2.3 Eligibility to Share in Contributions and Forfeitures. Notwithstanding any other provision of this Plan, a Member shall be eligible to share in contributions and forfeitures under the Plan only with respect to Compensation paid

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        by an Employer for service as an Eligible Employee (as distinguished from service for any Affiliate or for an Employer in a position other than as an Eligible Employee).

               2.3 Reemployment. If a Member whose Vested Percentage is zero terminates employment and is subsequently rehired as an Eligible Employee after a Break in Service of five or more years, he shall upon rehire be treated as a new Employee for all purposes of this Plan. In all other cases, a Member who terminates employment and is subsequently rehired as an Eligible Employee shall resume membership in this Plan immediately upon rehire.



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                                 ARTICLE III

                                Contributions

               3.1 Source of Contributions. All contributions to the Fund shall be made by the Employers. There shall be no contributions by Members. The Company may, in its discretion, make the contribution to the Fund required of any other Employer hereunder, as agent for such Employer.

               3.2 Amount of Contributions. For each Plan Year that the Plan is in effect, each Employer shall contribute to the Fund such amount (if any) as the board of directors of such Employer shall determine in its sole discretion, subject to the limitations set forth in sections 404 and 415 of the Code. Such amounts shall be transferred by each Employer to the Trustee in cash no later than the due date (including extensions) for filing the Employer's federal income tax return for such Year.

               3.3 Contributions Conditional. Notwithstanding any other provisions of the Plan or the Trust Agreement, all contributions under the Plan are conditioned on the deductibility of such contributions under section 404(a) of the Code for the taxable year for which contributed, and on initial qualification of the Plan under section 401(a) of the Code.

               3.4       Maximum Limitation.

                         3.4.1   Annual Addition.  For purposes of this
        Section 3.4, "Annual Addition" means the sum for any Plan Year of (a) employer contributions and forfeitures allocable to a Member under all plans (or portions thereof) subject to

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        section 415(c) of the Code maintained by an Employer or an Affiliate,
        (b) the Member's employee contributions under all such plans (or portions thereof), and (c) amounts described in section 419A(d)(2) of the Code (relating to post-retirement medical benefits of key employees) or allocated to a pension plan individual medical account described in section 415(1) of the Code to the extent includible for purposes of section 415(c)(2) of the Code. The employee contributions described in clause (b) shall be determined without regard to (i) any rollover contributions, (ii) any repayments of loans, or (iii) any prior distributions repaid upon the exercise of buyback rights. Employer and employee contributions taken into account as Annual Additions shall include "excess contributions" as defined in section 401(k)(8)(B) of the Code, "excess aggregate contributions" as defined in section 401(m)(6)(B) of the Code, and "excess deferrals" as described in section 402(g) of the Code (to the extent such "excess deferrals" are not distributed to the Member before the end of his taxable year in which they were made), regardless of whether such amounts are distributed or forfeited.

                         3.4.2 Earnings. "Earnings" for any Plan Year means compensation (as defined in Section 415(c)(3) of the Code) actually paid or made available by all Employers and Affiliates, but determined after giving effect to any salary reduction agreement under any cash or deferred arrangement within the meaning of section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan within the meaning of section 125 of the Code.

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                         3.4.3   Limitation on Annual Additions. The aggregate
        Annual Addition in respect of any Member, to this Plan and all other defined contribution plans maintained by all Employers and Affiliates for any Plan Year, shall not exceed the lesser of (a) $30,000 (or, if greater, 25 percent of the amount in effect under section
        415(b)(1)(A) of the Code pursuant to applicable regulations), or (b)
        25 percent of the Member's Earnings for such Year.

                         3.4.4 Coverage by Defined Benefit Plan. If a Member has at any time been covered by a defined benefit plan maintained by an Employer or an Affiliate, the limitations set forth in this
        Section 3.4 shall be further reduced if and to the extent necessary to comply with section 415(e) of the Code.

               3.5 Application. If the allocations to a Member's Account otherwise required under this Plan for any Plan Year would cause the limitations set forth in Section 3.4 to be exceeded for that Plan Year, contributions otherwise required with respect to such Member under this
Article III shall be reduced to the extent necessary to comply with those limitations. If such reduction is not effected in time to prevent such allocations for any Limitation Year (as defined in Section 3.6) from exceeding such limitations, such excess shall be used to reduce contributions for such Member in the next Limitation Year and each succeeding Limitation Year if necessary; provided, that if the Member is not covered by the Plan at the end of the current Limitation Year, the portion exceeding the limitations set forth in Section 3.4 shall be held unallocated in a suspense account for such Limitation Year and shall be allocated and reallocated to the Accounts of all Members in the next Limitation Year before any other Annual Additions are allocated to the Accounts of such Members. The

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

suspense account will reduce future contributions for all remaining Members in the next Limitation Year, and each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during the Limitation Year pursuant to this Section 3.5, it will participate in the allocation of the Fund's investment gains and losses. In the event of a termination of the Plan, unallocated amounts held in such suspense account shall be allocated to the extent possible under this Article III for the Limitation Year of termination. Any amount remaining in such suspense account upon termination of the Plan shall then be returned to the Employer, notwithstanding any other provision of the Plan or Trust Agreement. Reductions in benefits under this Article III arising by reason of a Member's participation in multiple plans shall be effected as follows: (a) benefits and Annual Additions under continuing plans shall be reduced before benefits under any terminated plan, and (b) benefits and Annual Additions under continuing plans shall be reduced in the reverse order in which benefits or Annual Additions would otherwise accrue, except as any such plan may otherwise expressly provide.


               3.6       Limitation Year.  All determinations under Sections
3.4 and 3.5 shall be made by reference to the Plan Year.


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                                  ARTICLE IV

                                   Accounts

               4.1 Account. The Administrator shall maintain an Account for each Member, to which shall be credited contributions and forfeitures allocated to the Member pursuant to Section 4.3.

               4.2 Eligibility to Share in Contributions and Forfeitures. Notwithstanding any other provision of this Plan, a Member shall be eligible to share in contributions or forfeitures for a Plan Year (a "Participating Member") only if he is an employee of an Employer or a Controlled Group Affiliate as of the last day of such Year, or ceased to be so employed during such Plan Year by reason of death or Disability or on or after attainment of his Normal Retirement Date.

               4.3 Allocation of Contributions and Forfeitures. As of the last day of each Plan Year, the contribution and forfeitures for that Plan Year shall be allocated to the Accounts of Participating Members. Such contribution and forfeitures shall be allocated to the Account of each Participating Member in the same ratio that the Compensation of the Participating Member bears to the total Compensation of all Participating Members for such Plan Year.

               4.4 Investment of Account Balances. The Fund shall be divided into such three or more Investment Funds as the Trustee may from time to time establish, in which each Member's Account shall be invested according to such Member's instructions

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pursuant to Sections 4.5 through 4.7. Notwithstanding its stated primary investment objectives, any Investment Fund may make or retain investments of such nature, or such cash balances, as may be necessary or appropriate in order to effect distributions or to meet other administrative requirements of the Plan.

               4.5 Designation of Investment Funds for Future Contributions. Each Member may, by giving notice to the Administrator on the Appropriate Form, designate the proportion of his share of the Employer contribution and forfeitures for each Plan Year that is to be allocated to each Investment Fund. Such designation shall be made at such time as the Administrator shall prescribe, and shall be effective on the first day for which it can be given effect under the Administrator's procedures. If a Member fails to make such a designation, all contributions and forfeitures allocated to such Member's Account shall be invested in the Investment Fund expected to have the least volatility of principal value. Any designation under this Section 4.5 shall continue in effect until changed by the filing of a new designation under this Section 4.5.

               4.6 Designation of Investment Funds for Existing Account Balances. A Member may designate the proportion of the then existing balance of his Account to be invested in each Investment Fund by giving notice to the Administrator on the Appropriate Form at such time as the Administrator shall prescribe. Following a Member's death and pending distribution of his Account, his Beneficiary may exercise the rights provided under this Section
4.6 with respect to the portion of the Account from which such Beneficiary will

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

receive a distribution. Such designation shall be effective on the first day for which it can be given effect under the Administrator's procedures.

               4.7 Valuation of Investment Funds. As of each Valuation Date, the Administrator shall determine the net fair market value of the assets of each Investment Fund, and shall allocate the Investment Adjustment among the Members' Accounts in proportion to the value of their Accounts as of the preceding Valuation Date; provided, however, that no Account shall share in such allocation after the Valuation Date established for distribution thereof. A Member's interest in each Investment Fund shall be reduced by the amount of distributions or withdrawals therefrom (including transfers to any other Investment Fund) and shall be increased by the amount of any transfers thereto from any other Investment Fund, in such manner as the Administrator may deem appropriate.

               4.8 Correction of Error. The Administrator may adjust any or all Accounts in order to correct errors or rectify omissions, in such manner as he believes will best result in the equitable and nondiscriminatory administration of the Plan.

               4.9 Allocation Shall Not Vest Title. The fact that allocation is made and amounts credited to a Member's Account shall not vest in such Member any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan, nor shall the Trustee be required to segregate physically the assets of the Fund by reason thereof.

               4.10 Statement of Accounts. The Administrator shall distribute to each Member a statement showing his interest in the Fund at least annually.

                                  ARTICLE V

                     Vesting and Distribution of Benefits

               5.1       Vesting.

                         5.1.1 Full Vesting. Upon a Member's Termination of Employment on account of death or Disability, or upon his attainment of his Normal Retirement Date (or any higher age) while employed by an Employer or an Affiliate, his Account shall have a Vested Percentage of 100%.

                         5.1.2 Vesting Schedule. Upon a Member's Termination of Employment for a reason other than death, Disability or retirement on or after his Normal Retirement Date, he shall be entitled to receive the Vested Percentage of the balance in his Account, determined on the basis of the Member's Years of Service, as follows:

               Years of Service                  Vested Percentage
               ----------------                  -----------------

               Less than 2                                 0%

               2 but less than 3                          20%

               3 but less than 4                          40%

               4 but less than 5                          60%

               5 but less than 6                          80%

               6 or more                                 100%

               5.2       Distribution on Termination of Employment.

                         5.2.1 When a Member's employment terminates for any reason, the Vested Percentage of the balance of his Account shall be distributed to him or, if distribution is being made by reason of death (or after his death following Termination of Employment), to his Beneficiary. Such distribution shall be made in accordance with the further provisions of this Article V.

                         5.2.2   The amount to be distributed pursuant to this
               Section 5.2 shall be determined by a valuation of the Member's Account on the Valuation Date coinciding with or immediately preceding the date of distribution.

               5.3 Payment of Benefits in General. Any amount distributable with respect to a Member whose employment terminates for any reason other than death shall be paid in cash in a single sum as soon as administratively practicable following Termination of Employment. Any amount allocated as of the last day of a Plan Year to the Account of a Member who terminated employment during such Year on account of death or Disability or on or after attainment of his Normal Retirement Date shall be paid to the Member or his Beneficiary as soon as administratively practicable after such allocation. Notwithstanding the foregoing, if the nonforfeitable balance of the Member's Account on the Valuation Date referred to in Section 5.2.2 exceeds $3,500 (or if it exceeded $3,500 at the time of any prior distribution), (a) such Member's benefit shall not be so distributed prior to his Normal

Retirement Date without the Member's written consent, and (b) if such consent is not given within such time as the Administrator shall prescribe, such benefit shall instead be distributed after the Member's Normal Retirement Date, as if he had terminated employment on that date. Distribution shall in all events commence no later than 60 days after the close of the Plan Year in which occurs the later of the Member's Normal Retirement Date or most recent Termination of Employment. If distribution is deferred until the Member's Normal Retirement Date, he shall have the right to give investment directions pursuant to Section 4.6 and his Account shall be credited or charged with applicable Investment Adjustments through the Valuation Date preceding or coinciding with his Normal Retirement Date. For purposes of the Plan, if the nonforfeitable balance of a Member's Account is zero, the Member shall be deemed to have received a single-sum distribution of such nonforfeitable balance upon his Termination of Employment. The nonvested portion of the Account of a Member who is deemed to have received a single-sum distribution of his nonforfeitable balance under this Section 5.4 shall be forfeited pursuant to Section 5.4.

               5.4       Forfeitures.

                         5.4.1 Forfeitures. The nonvested portion of a terminated Member's Account shall be valued and forfeited as of the Valuation Date coincident with or next following his Termination of Employment. All amounts forfeited pursuant to this Section 5.4 shall be reallocated to the Accounts of Participating Members as of the last day of each Plan Year as provided in Section 4.3; provided, that if a Member is reemployed by the Company or an Affiliate prior to the last day of the

        Plan Year in which he incurs a Termination of Employment, no portion of his Account shall be forfeited or reallocated.

                         5.4.2 Reemployment. The forfeited portion of a Member's Account shall be restored if he is reemployed by the Company, another Employer or an Affiliate before he incurs a Break in Service of five years or more.

               5.5       Payment of Death Benefits.

                         5.5.1 In General. In the event of the death of a Member prior to his Termination of Employment, the balance in his Account shall be distributed to his Beneficiary in a single payment as soon as administratively practicable after the date of death. If the Beneficiary is the Member's Spouse, such distribution shall be made or begin as soon as practicable and, if the Member had attained Normal Retirement Age prior to death, not later than 60 days following the close of the Plan Year in which death occurs. Any amounts allocated to the deceased Member's Account as of the last day of the Plan Year in which he dies shall be distributed to his Beneficiary as soon as administratively practicable thereafter.

                         5.5.2 Designation of a Beneficiary. A Member's sole Beneficiary shall be his Spouse (if the Member has a surviving Spouse) unless the Member has designated another Beneficiary with Spousal Consent. A Beneficiary designation shall be effective when duly executed and delivered to the Administrator. It may be revoked by filing with the Administrator a subsequent designation or a written instrument of revocation in the form prescribed by him, but any such designation or revocation which has the effect of naming a person other than the Member's Spouse as sole Beneficiary is subject to the Spousal Consent requirement.

                         5.5.3 Distribution to Minor or Incompetent. Any death benefit distributable to a minor or incompetent shall be distributed pursuant to Section 10.7.

                         5.5.4 Absence of a Beneficiary. If a Member has failed effectively to designate a Beneficiary, or a Beneficiary previously designated has predeceased the Member and no alternative designation has become effective, benefits payable on the Member's death shall be distributed to his surviving Spouse, if any, or if no Spouse survives, to the Member's estate.

                         5.5.5 Proof of Death. The Administrator may require such proof of death and such evidence of the right of any person to receive all or part of the death benefit of a deceased Member as the Administrator may deem desirable. The Administrator's determination of the fact of death of a Member and of the right of any person to receive a distribution as a result thereof shall be conclusive upon such Member and all persons having or claiming any right in the Fund on account of such Member.

                         5.5.6 Undistributed Balance of Terminated Member. In the event that a Member shall terminate employment with a vested balance in his Account and shall die prior to the complete distribution of such vested balance, the undistribut-ed portion of such vested balance shall be distributed to his Beneficiary in the manner provided for in this Section 5.5. Notwithstanding the foregoing, the Administrator and Trustee shall be fully protected in making distribution in the name of any such Member prior to the Trustee's receiving actual notice of the death of such Member, and no Beneficiary of a deceased Member shall have any interest in such Member's vested Account balance to the extent that any such distribution shall have been made.

                         5.5.7 Discharge of Liability. If distribution in respect of a Member's Account is made to a person reasonably believed by the Administrator (taking into account any document purporting to be a valid Spousal Consent or any representation by the Member that he is not married) to properly qualify as the Member's Beneficiary under the provisions of this Section 5.5, the Plan shall have no further liability with respect to such Account (or the portion thereof so distributed).

               5.6 Distribution at Age 70-1/2. The Account balance of a Member who attains age 70-1/2 shall be distributed to him in a single sum no later than the first day of April following the calendar year in which such Member attains age 70-1/2, even if he is still employed. Any amount subsequently allocated to the Member's Account under the Plan shall be distributed to the Member as soon as practicable following the date of such allocation (or, in the event the Member is still employed, as soon as practicable after the end of the Plan Year in respect of which the allocation is made).

               5.7 Delay of Payment. Notwithstanding any provisions to the contrary contained in this Plan, in the event that the amount of a payment required to commence on the date otherwise determined under this Plan cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Administrator has been unable to locate the Member (or, in the case of a deceased Member, his Beneficiary) after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under this Plan or the date on which the Member (or Beneficiary) is located, whichever is applicable.

               5.8       Qualified Domestic Relations Orders.

                         5.8.1 Definition. For purposes of this Section 5.8.1, "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement) made pursuant to a state domestic relations law (including a community property law) which relates to the provision of child support, alimony payments or marital property rights to a Spouse, former Spouse, child or other dependent of a Member and which creates or recognizes the existence of a right of (or assigns a right to) such Spouse, former Spouse, child or other dependent (the "Alternate Payee") to receive all or a portion of the benefits payable with respect to a Member under the Plan. A Qualified Domestic Relations Order must clearly specify the amount or percentage of the Member's benefits to be paid to such Alternate Payee by the Plan (or the manner in which such amount or percentage is to be determined) and the number of payments or period to which such order applies. A Qualified Domestic Relations Order may not require the Plan (a) to provide any form or type of benefits or any option not otherwise provided under the Plan, (b) to pay benefits to an Alternate Payee under such order which are required to be paid to another Alternate Payee under another such order previously filed with the Plan, or (c) to provide increased benefits (determined on the basis of actuarial equivalents); provided, however, that if the Participant has reached age 50, or the Alternate Payee and the Administrator have entered into an agreement providing for distribution, payment of benefits to the Alternate Payee under the order may be made (x) at any time after the date of the order, (y) as if the Member had retired on the date on which such payment is to begin under such order (taking into account only the benefits in which the Participant is then vested) and (z) in any form in which such benefits may be paid to the Member.

                         5.8.2 Distributions. The Administrator shall recognize and honor any judgment, decree or order entered on or after January 1, 1985 under a state domestic relations law which the Administrator determines to be a Qualified Domestic Relations Order in accordance with such reasonable procedures to determine such status as the Administrator shall establish. Without limitation of the foregoing, the Administrator shall notify a Member and the person entitled to benefits under a judgment, decree or order which purports to be a Qualified Domestic Relations Order of (a) the receipt thereof, (b) the Plan's procedures for determining whether such judgment, decree or order is a Qualified Domestic Relations Order and
        (c) any determination made with respect to such status. During any period during which the Administrator is determining whether any judgment, decree or order is a Qualified

        Domestic Relations Order, any amount which would have been payable to any person pursuant to such order shall be separately accounted for (and adjusted to reflect its appropriate share of the Investment Adjustments as of each Valuation Date pursuant to Article IV) pending payment to the proper recipient thereof. Any such amount, as so adjusted, shall be paid to the person entitled to such payment under any such judgment, decree or order if the Administrator determines such judgment, decree or order to be a Qualified Domestic Relations Order within 18 full calendar months commencing with the date on which the first payment would be required to be made under such judgment, decree or order. If the Administrator is unable to make such a determination within such time period, payment under the Plan shall be as if such judgment, decree or order did not exist and any such determination made after such time period shall be applied prospectively only.


               5.9 Direct Rollover of Eligible Rollover Distributions. Notwithstanding any provisions of this Plan that would otherwise limit a Distributee's election under this Section 5.9, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid in a Direct Rollover directly to an Eligible Retirement Plan specified by the Distributee.

                         5.9.1     Definitions.  For purposes of this
        Section 5.9, the following terms shall have the meanings specified below.

                                   5.9.1.1  Eligible Rollover Distribution.
        Any distribution of all or any portion of the balance to the credit of a Distributee under the Plan, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequent than annual) made for the life (or life expectancy) of the Distributee or the joint lives (or life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

                                   5.9.1.2  Eligible Retirement Plan.
        An individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or another employer's qualified trust described in section 401(a) of the Code, that accepts a Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

                                   5.9.1.3  Distributee.  A Member, a
        Member's surviving Spouse or a Member's Spouse or former Spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in section 414(p) of the Code).

                                   5.9.1.4  Direct Rollover.  A payment by
        the Plan to an Eligible Retirement Plan specified by a Distributee, in the manner prescribed by the Administrator.

                         5.9.2 Limitation. No more than one Direct Rollover may be elected by a Distributee for each Eligible Rollover Distribution.

                         5.9.3 Default Procedure. If, upon Termination of Employment, the value of a Members Account does not exceed $3,500 (and did not exceed $3,500 at the time of any prior distribution under the Plan), and such Member does not make a timely election under this Section 5.9 to make a Direct Rollover, the Member's Accounts shall be distributed to the Member in accordance with
        Section 5.3.

                                  ARTICLE VI

                          Administration of the Plan

               6.1 Fiduciary. The named fiduciary under the Plan shall be the Administrator, who shall have authority to control and manage the operation and administration of the Plan, except that he shall have no authority or responsibility with respect to those matters which under any applicable trust agreement, insurance policy or similar contract are the responsibility, or subject to the authority, of the Trustee, any insurance company or similar organization. The named fiduciary under the Plan shall have the right, by written instrument executed by him, to designate persons other than the named fiduciary to carry out fiduciary responsibilities under the Plan.

               6.2       The Administrator.

                         6.2.1 Appointment of Administrator. The Board of Directors shall appoint an Administrator to administer the Plan, without regard to whether or not he is an officer or employee of an Employer or a Member of the Plan, or whether or not he is serving as a Trustee of the Plan, and he shall serve at the pleasure of the Board of Directors. The Administrator may resign by delivering his written resignation to the Board of Directors. Any vacancy in the position of Administrator, arising for any reason whatsoever, shall be filled by the Board of Directors. If the Administrator is also a Member of this Plan, he shall not exercise discretion in any matter relating solely to himself. In the event no Administrator is then serving, or if the Administrator is incapable of taking action with respect to any matter (because the matter relates solely to himself, or for any other reason), the Board of Directors shall administer the Plan as if it were the Administrator.

                         6.2.2 Duties. The Administrator shall administer the Plan and may make such rules as he may deem necessary in order to effectuate its provisions, and with the approval of the Board of Directors may employ such persons as he shall deem necessary or desirable to assist in the administration of the Plan. The Administrator shall have the power and discretion to determine any question arising in the administration, interpretation, and application of the Plan, and shall have the power to correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan. The determination of the Administrator shall be conclusive and binding on all persons. All distributions of the assets of the Fund shall be made by the Trustee at the written direction of the Administrator. All expenses of the Administrator shall be paid by the Company, and such expenses shall include any expenses authorized by the Board of Directors as necessary or desirable in the administration of the Plan.

               6.3 Advisers. Any named fiduciary under the Plan, and any fiduciary designated by a named fiduciary to whom such power is granted by a named fiduciary under the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

               6.4 Service in Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

               6.5       Limitation of Liability; Indemnity.

                         6.5.1 Delegation of Duty. Except as otherwise provided by law, if any duty or responsibility of a named fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan, then such named fiduciary shall not be liable for any act or omission of such person in carrying out such duty or responsibility.

                         6.5.2     Limitation of Liability. Except as
        otherwise provided by law, no person who is a named fiduciary, or any employee, director or officer of any Employer or Affiliate, shall incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan, unless such person shall have acted in bad faith or been guilty of willful misconduct or gross negligence in respect of his duties, actions or omissions in respect of the Plan. The allocation of a Member's (or Beneficiary's) Account, and contributions allocable thereto, among Investment Funds shall be the responsibility of the Member or Beneficiary in accordance with Article IV and the Administrator shall not be deemed a fiduciary with respect to such allocation.

                         6.5.3 Indemnity. The Company shall indemnify and save harmless each employee, director or officer of any Employer or Affiliate who serves in a fiduciary or any other capacity under or with respect to the Plan, from and against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever) to the fullest extent permitted under the Company's Certificate of Incorporation and By-Laws, unless such person shall have acted in bad faith or been guilty of willful misconduct or gross negligence in respect of his duties, actions or omissions in respect of the Plan.

               6.6 Reliance on Information. The Administrator and any Employer and its officers, directors and employees shall be entitled to rely upon all tables, valuations, certificates, opinions and reports furnished by any accountant, trustee, insurance company, counsel or other expert who shall be engaged by an Employer or the Administrator, and the Administrator and any Employer and its officers, directors and employees shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

               6.7 Funding Policy. The funding policy and method of the Plan shall consist of the receipt of contributions and the investment thereof pursuant to the provisions of the Plan.

               6.8 Proper Proof. In any case in which an Employer or the Administrator shall be required under the Plan to take action upon the occurrence of any event, they shall be under no obligation to take such action unless and until proper and satisfactory evidence of such occurrence shall have been received by them.

               6.9 Genuineness of Documents. The Administrator, and any Employer and its respective officers, directors and employees, shall be entitled to rely upon any notice, request, consent, letter, telegram or other paper or document believed by them or any of them to be genuine, and to have been signed or sent by the proper person, and shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon.

                                 ARTICLE VII

                             The Trust Agreement

               7.1 The Trust Agreement. The Company, on behalf of itself and each other Employer, shall enter into a Trust Agreement with the Trustee providing for the establishment of a Fund hereunder consisting of all contributions to the Plan and earnings and profits thereon. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights which may accrue to any person under this Plan shall be subject to all the terms and provisions of such Trust Agreement. Copies of the Trust Agreement shall be filed with the Administrator and, upon reasonable application and notice, shall be made available for inspection by any Member.

               7.2 Rights of the Company. Except as otherwise expressly provided in the Trust Agreement, upon the transfer by an Employer of any money or assets to the Fund, all interest of the Employer therein shall cease and terminate, legal title to such Fund shall be vested absolutely in the Trustee and no part of the Fund or income therefrom shall be used for or diverted to purposes other than the exclusive benefit of the Members and their Beneficiaries as provided herein; provided, however, that:

                         (a) A contribution that is made by an Employer by a mistake of fact may be returned to the Employer upon its request within one year after the payment of the contribution;

                                    VII-1

                         (b) A contribution that is conditioned upon its deductibility under section 404(a) of the Code may be returned to the Employer upon its request, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance; and

                         (c) A contribution that is conditioned on initial qualification of the Plan under section 401(a) of the Code may, if the Plan does not so qualify, be returned (together with any earnings thereon) to the contributing Employer within one year after the date of denial of qualification of the Plan.

               7.3 Duties and Responsibilities of the Trustee. The Trustee will hold and invest all funds as provided herein and in the Trust Agreement. The Trustee will make, at the written direction of the Administrator, all payments to Members and their Beneficiaries.


               7.4 Company as Agent. The Company is authorized to act as agent for all other Employers in dealings with the Trustee under the Plan.


                                    VII-2

                                 ARTICLE VIII

                                  Amendment

               8.1 Right of the Company to Amend the Plan. The Company shall have the right at any time and from time to time to amend any or all of the provisions of this Plan, by resolution of the Board of Directors. Except as provided in Section 8.3, no such amendment shall authorize or permit any part of the Fund to be used for or diverted to purposes other than the exclusive benefit of the Members and their Beneficiaries, nor shall any amendment reduce any amount then credited to the Account of any Member, reduce any Member's vested interest in his Account, or affect the rights, duties and responsibilities of the Trustee without the Trustee's written consent.

               8.2 Plan Merger. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Member shall be entitled to a benefit immediately after the merger, consolidation, or transfer (if such other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then been terminated).

               8.3 Amendments Required by Law. All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time, (a) to qualify the Plan under section 40l(a) of the Code and the regulations and rulings thereunder, (b) to continue the Plan as so qualified, or (c) to comply with any other provision of law. Accordingly, notwithstanding any other provision of this Plan, the Company may, by resolution of the Board of Directors,

                                    VIII-1
amend, modify or alter the Plan, with or without retroactive effect, in any respect or manner necessary to qualify the Plan under section 40l(a) of the Code, to continue the Plan as so qualified, to meet the aforementioned statutory requirements or to comply with any other provision of applicable law.

                                    VIII-2

                                  ARTICLE IX

                       Discontinuance of Contributions
                         and Termination of the Plan

               9.1 Right to Terminate the Plan or Discontinue Con-tributions. The Employers have established the Plan with the bona fide intention and expectation that from year to year they will be able to and will deem it advisable to make contributions as herein provided. However, the board of directors of an Employer may determine that circumstances make it impossible or inadvisable for such Employer to make a contribution in respect of a given Plan Year. The failure of such board of directors to authorize a contribution in respect of a Plan Year shall not constitute a termination of the Plan. However, the Company reserves the right in its discretion to terminate the Plan or completely discontinue contributions thereto at any time, with respect to any or all Employers.

               9.2 Manner of Termination. The Board of Directors shall have the power in its discretion to terminate the Plan by appropriate resolution. A certified copy of such resolution or resolutions shall be delivered to the Administrator, and as soon as possible thereafter the Administrator shall deliver to the Trustee a copy of the resolution or resolutions and shall give appropriate notice to the Members.

               9.3 Effect of Termination. In the event of the complete or partial termination (within the meaning of section 4ll(d)(3) of the Code) of the Plan or a complete discontinuance of contributions by the Employers, the rights of all affected Members to their Accounts as of the date of such termination or such complete discontinuance of contributions shall be fully vested and nonforfeitable (within the meaning of section 4ll of the Code and regulations thereunder). After the date of a complete termination specified in the resolution or resolutions adopted by the Board of Directors, the Employers shall make no further contributions under the Plan. In the event of a complete discontinuance of contributions without a termination of the Plan, all provisions of the Plan and of the Trust Agreement shall remain in force which are necessary in the opinion of the Administrator, other than the provisions for contributions.

               9.4 Distribution of the Fund. In the event of a termination of the Plan, the Trustee shall apply each Member's Account to the benefit of such Member (or his Beneficiary) in accordance with the instructions of the Administrator.

               9.5 Expenses of Termination. In the event of the complete or partial termination of the Plan, the expenses incident thereto shall be a prior claim and lien upon the assets of the Trust Fund, and shall be paid or provided for prior to the distribution of any benefits pursuant to such termination.

                                  ARTICLE X

                           Miscellaneous Provisions

               10.1 Plan Not a Contract of Employment. Neither the establishment of the Plan, nor any amendment thereof, nor the creation of the Fund or any Account, nor the payment of any benefits thereunder, shall be construed as giving to any Member or other person any legal or equitable right against any Employer, any officer or employee thereof, the Board of Directors or any member thereof, the Administrator, or any Trustee, except as provided herein, and under no circumstances shall the terms of employment of any Member be in any way affected hereby.

               10.2 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Fund and the Employers assume no liability or responsibility therefor. The Employers are under no legal obligation to make any contributions to the Fund. No action or suit shall be brought by any Member or Beneficiary, or by any Trustee, against any Employer for any such contribution.

               10.3 Spendthrift Clause. Except as may be otherwise required by a Qualified Domestic Relations Order (as defined in section 5.8.1) or other applicable law, no benefit or payment under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit or payment, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

               10.4 Merger. The merger or consolidation of the Company with any other company or the transfer of the assets of the Company to any other company by sale, exchange, liquidation or otherwise or the merger of this Plan with any other retirement plan shall not in and of itself result in the termination of the Plan or be deemed a Termination of Employment of any Employee.

               10.5 Claims Procedure. The Administrator shall establish a claims procedure in accordance with applicable law, under which any Member or Beneficiary whose claim for benefits has been denied shall have a reasonable opportunity for a full and fair review of the decision denying such claim.

               10.6 Inability to Locate Distributee. Notwithstanding any other provision of the Plan, in the event that the Administrator cannot locate any person to whom a payment or distribution is due under the Plan, and no other payee has become entitled thereto pursuant to any provision of the Plan, the Account in respect of which such payment or distribution is to be made shall be forfeited at the close of the third Plan Year following the Plan Year in which such payment or distribution first became due (but in all events prior to the time such Account would otherwise escheat under any applicable state law); provided, that any Account so forfeited shall be reinstated if such person subsequently makes a valid claim for such benefit.

               10.7 Payment to a Minor or Incompetent. If any amount is payable to a minor or other legally incompetent person, such amount may be paid in any of the following ways, as the Administrator in his sole discretion shall determine:

                         (a) To the legal representatives of such minor or other incompetent person;

                         (b) Directly to such minor or other incompetent person;

                         (c) To a parent or guardian of such minor, or to a custodian for such minor under the Uniform Gifts to Minors Act (or similar statute) of any jurisdiction or to the person with whom such minor shall reside.

Payment to such minor or incompetent person, or to such other person as may be determined by the Administrator, as above provided, shall discharge all Employers, the Administrator, the Trustees and any insurance company or other person or corporation making such payment pursuant to the direction of the Administrator, and none of the foregoing shall be required to see to the proper application of any such payment to such person pursuant to the provisions of this Section 10.7.

               10.8 Doubt as to Right to Payment. If at any time any doubt exists as to the right of any person to any payment hereunder or as to the amount or time of such payment (including, without limitation, any doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of commu-nity property or similar laws) the Administrator shall be entitled, in its discretion, to direct the Trustee (or any insurance company) to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Administrator).

               10.9 Estoppel of Members and Beneficiaries. The Employers, Administrator and Trustee may rely upon any certificate, statement or other representation made to them by any Employee, Member or Beneficiary with respect to age, length of service, leave of absence, date of cessation of employment or other fact required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any benefits or the doing of any act in reliance upon any such certificate, statement or other representation. Any such certificate, statement or other representation made by an Employee or Member shall be conclusively binding upon such Employee or Member and his Beneficiary and estate, and such Employee, Member, Beneficiary and estate shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation. Any such certificate, statement or other representation made by a Beneficiary shall be conclusively binding upon such Beneficiary, and such Beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation.

               10.10 Separability. If any provision of the Plan or the Trust Agreement is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan and/or the Trust Agreement, and the Plan and Trust Agreement shall be construed and enforced as if such provision had not been included therein.

               10.11 Captions. The captions contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the Plan or the construction of any provision thereof.

               10.12 Usage. Whenever applicable, the masculine gender, when used in the Plan, shall include the feminine or neuter gender, and the singular shall include the plural.

                                  ARTICLE XI

                               Leased Employees

               11.1 Definitions. For purposes of this Article XI, the term "Leased Employee" means any person (a) who performs or performed services for an Employer or Affiliate (hereinafter referred to as the "Recipient") pursuant to an agreement between the Recipient and any other person (hereinafter referred to as the "Leasing Organization"), (b) who has performed such services for the Recipient or for the Recipient and related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year, and (c) whose services are of a type historically performed by employees in the business field of the Recipient.

               11.2 Treatment of Leased Employees. For purposes of this Plan, a Leased Employee shall be treated as an employee of an Affiliate whose service for the Recipient (including service during the one-year period referred to in Section 11.1) is to be taken into account in determining compliance with the service requirements of the Plan relating to participation. However, the Leased Employee shall not be entitled to share in contributions or forfeitures under the Plan with respect to any service or compensation attributable to the period during which he is a Leased Employee, and shall not be eligible to become a Member eligible to accrue benefits under the Plan unless and except to the extent that he shall at some time, either before or after his service as a Leased Employee, qualify as an Eligible Employee without regard to the provisions of this Article XI (in which event, status as a Leased Employee shall be determined without regard to clause (b) of Section 11.1, to the extent required by applicable law).

               11.3 Exception for Employees Covered by Plans of Leasing Organization. Section 11.2 shall not apply to any Leased Employee if such employee is covered by a money purchase pension plan of the Leasing Organization meeting the requirements of section 414(n)(5)(B) of the Code and Leased Employees do not constitute more than 20% of the aggregate "nonhighly compensated work force" (as defined in Section 414(n)(5)(C)(ii) of the Code) of all Employers and Affiliates.

               11.4 Construction. The purpose of this Article XVI is to comply with the provisions of section 4l4(n) of the Code. All provisions of this Article shall be construed consistently therewith, and, without limiting the generality of the foregoing, no individual shall be treated as a Leased Employee except as required under such section.

                                 ARTICLE XII

                            "Top-Heavy" Provisions

               12.1      Determination of "Top-Heavy" Status.

                         12.1.1    Applicable Plans. For purposes of this
        Article XII, "Applicable Plans" shall include (a) each plan of an Employer or Affiliate in which a Key Employee (as defined in Section
        12.1.2 for this Plan, and as defined in section 416(i) of the Code for each other Applicable Plan) participates during the five-year period ending on such plan's "determination date" (as described in Section 12.1.4) and (b) each other plan of an Employer or Affiliate which, during such period, enables any plan in clause (a) of this sentence to meet the requirements of sections 401(a)(4) and 410 of the Code. Any plan not required to be included under the preceding sentence may also be included, at the option of the Company, provided that the requirements of sections 401(a)(4) and 410 of the Code continue to be satisfied for the group of Applicable Plans after such inclusion. Applicable Plans shall include terminated plans, frozen plans, and to the extent that benefits are provided with respect to service with an Employer or an Affiliate, multiemployer plans (described in section 414(f) of the Code) and multiple employer plans (described in section 413(c) of the Code) to which an Employer or an Affiliate makes contributions.

                         12.1.2    Key Employee. For purposes of this
        Article XII, "Key Employee" shall mean an employee (including a former employee, whether or not

                                    XII-1
        deceased) of an Employer or Affiliate who, at any time during a given Year or any of the four preceding Plan Years, is one or more of the following:

                                   (a)  An officer of an Employer or Affiliate
               having compensation within the meaning of section 414(q)(7) of the Code ("Top-Heavy Earnings") of more than 50% of the dollar amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; provided, that the number of employees treated as officers shall be no more than 50 or, if fewer, the greater of three employees or 10% of the employees (including Leased Employees as described in Section 11.1 and excluding employees described in section 414(q)(8) of the Code).

                                   (b)  One of the 10 employees (i) having
               Top-Heavy Earnings from the Employer or Affiliate of more than the dollar amount described in Section 3.4 and (ii) owning (or considered as owning, within the meaning of section 416(i) of the Code), the largest percentage interests in value of an Employer or Affiliate, provided that such percentage interest exceeds 0.5% in value. If two employees have the same interest in the Employer or Affiliate, the employee having greater Top-Heavy Earnings shall be treated as having a larger interest.

                                   (c)  A person owning (or considered as
               owning, within the meaning of section 416(i) of the Code), more than 5% of the outstanding stock of an Employer or Affiliate, or stock possessing more than 5% of the


                                    XII-2
               total combined voting power of all stock of the Employer or Affiliate (or having more than 5% of the capital or profits interest in any Employer or Affiliate that is not a corporation, determined under similar principles).

                                   (d)  A 1% owner of an Employer or Affiliate
               having Top-Heavy Earnings of more than $150,000. A "1% owner" means any person who would be described in Section 12.1.2(c) if "1%" were substituted for "5%" in each place where it appears in Section 12.1.2(c).

                         12.1.3 "Top-Heavy" Condition. In any Year during which the sum, for all Key Employees (as defined in Section 12.1.2 for this Plan and in section 416(i) of the Code for each other Applicable Plan), of the present value of the cumulative accrued benefits under all Applicable Plans which are defined benefit plans (determined based on the actuarial assumptions set forth in the "top-heavy" provisions of such plans) and the aggregate of their accounts under all Applicable Plans which are defined contribution plans, exceeds 60% of a similar sum determined for all members in such plans (but excluding members who are former Key Employees), the Plan shall be deemed "Top-Heavy."


                         12.1.4 Determination Date. The determination as to whether this Plan is "Top-Heavy" for a given Plan Year shall be made on the last day of the preceding Plan Year (the "Determination Date"); and other plans shall be included in determining whether this Plan is "Top-Heavy" based on the determination date as


                                    XII-3
        defined in Code section 416(g)(4)(c) for each such plan which occurs in the same calendar year as such Determination Date for this Plan.

                         12.1.5 Valuation. The value of account balances and the present value of accrued benefits for each Applicable Plan will be determined, subject to Code section 416 and the regulations thereunder, as of the most recent Valuation Date occurring within the 12-month period ending on the applicable determination date for such plan.

                         12.1.6    Distributions within Five Years. Subject to
        Section 12.1.7, distributions from the Plan or any other Applicable Plan during the five-year period ending on the applicable
        Determination Date shall be taken into account in determining whether the Plan is "Top-Heavy."

                         12.1.7 No Services within Five Years. Benefits and distributions shall not be taken into account with respect to any individual who has not rendered any services to any Employer or Affiliate at any time during the five-year period ending on the applicable determination date.

                         12.1.8 Compliance with Code Section 416. The calculation of the "Top-Heavy" ratio, and the extent to which distributions, rollovers and transfers from this Plan or any other Applicable Plan are taken into account, shall be made in accordance with Code section 416 and applicable regulations thereunder.

                                    XII-4

                         12.1.9 Beneficiaries. The terms "Key Employee," "Member" and member include their beneficiaries.

                         12.1.10 Accrued Benefit Under Defined Benefit Plans. Solely for purposes of determining whether this Plan or any other Applicable Plan is "Top-Heavy" for a given Plan Year, the accrued benefit under any defined benefit plan of a Member other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliate, or (b) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.

               12.2 Provisions Applicable in "Top-Heavy" Years. For any Plan Year in which the Plan is deemed to be "Top-Heavy," the following provisions shall apply to any Member who has not terminated employment before such Plan Year.

                         12.2.1 Required Allocation. The amount of Employer contributions and forfeitures which shall be allocated to the account of any Member who (a) is employed by an Employer or Affiliate on the last day of the Year and (b) is not a Key Employee shall be (i) at least 3% of such Member's "total compensation" (as that term is defined in section 415(c)(3) of the Code) for such Year, or, (ii) if less, an amount equal to such total compensation multiplied by the highest allocation rate for any Key Employee. For purposes of the preceding sentence, the allocation rate for each individual Key Employee shall be determined by dividing the Employer

                                    XII-5
        contributions and forfeitures allocated to such Key Employee's account under all Applicable Plans considered together, by his total compensation; provided, however, that clause (ii) does not apply if this Plan enables a defined benefit plan required to be aggregated with this Plan under Section 12.1.1 to meet the requirements of section 401(a)(4) or 410 of the Code. The minimum-allocation provisions of this Section 12.2.1 shall, to the extent necessary, be satisfied by special Employer contributions made by the Employer for that purpose. Notwithstanding the foregoing, the minimum allocations otherwise required by this Section 12.2.1 shall not be required to be made for any Member if such Member is covered under a defined benefit plan maintained by an Employer or an Affiliate which provides the minimum benefit required under section 416(c)(1) of the Code, and/or to the extent that the minimum allocation otherwise required by this
        Section 12.2.1 is made under another defined contribution plan maintained by an Employer or an Affiliate. In addition, any minimum allocation required to be made for a Member who is not a Key Employee shall be deemed satisfied to the extent of the benefits provided by any other qualified plan maintained by an Employer or an Affiliate.

                         12.2.2 Multiplier. Except as otherwise provided by law, "1.00" shall be substituted for the multiplier "1.25" required by section 415(e)(2)(B)(i) and (3)(B)(i) of the Code, unless the following conditions are met:

                                   (a)  the percentage described in Section
               12.1.3 does not exceed 90%; and

                                    XII-6

                                   (b) "4%" is substituted for "3%" in Section
               12.2.1.

               Notwithstanding any other provision of this Plan, if the sum of the combined limitation fractions described in section 415(e)(2) and (3) of the Code as applied to this Plan, calculated by substituting "1.00" for "1.25" in applying section 415(e)(2)(B)(i) and (3)(B)(i) of the Code, for any Member exceeds 100% for the last Plan Year before the Plan becomes "Top-Heavy," such fractions shall be adjusted, in accordance with applicable regulations, so that their sum does not exceed 100% for such Year.

                         12.2.3 Vesting. Any Member shall be vested in his account on a basis at least as favorable as is provided under the following schedule:

               Years of Service                           Vested Percentage
               ----------------                           -----------------
               Less than 2                                        0%
               2 but less than 3                                 20%
               3 but less than 4                                 40%
               4 but less than 5                                 60%
               5 but less than 6                                 80%
               6 or more                                        100%

               In any Plan Year in which the Plan is not deemed to be "Top-Heavy," the minimum Vested Percentage of any Account shall be no less than that which was determined as of the last day of the last Plan Year in which the Plan was deemed to be "Top-Heavy." The minimum vesting schedule set out above shall apply to all benefits

                                    XII-7
        within the meaning of Code section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of this Article XII and benefits accrued before the Plan became "Top-Heavy." Any vesting schedule change caused by alterations in the Plan's "Top-Heavy" status shall be deemed to result from a Plan amendment giving rise to the right of election required by Code section 411(a)(10)(B).

                         12.2.4 Bargaining Unit Employees. The provisions of Sections 12.2.1 and 12.2.3 shall not apply to any employee included in a unit of employees covered by a collective bargaining agreement if, within the meaning of section 416(i)(4) of the Code, retirement benefits were the subject of good faith bargaining.




                                    XII-8

               IN WITNESS WHEREOF, AGREE REALTY CORPORATION has caused this instrument to be executed by its duly authorized officer, and its corporate seal to be hereunto affixed, this 22nd day of April, 1994.


                                                   AGREE REALTY CORPORATION

                                                   By /s/ Richard Agree
                                                      ---------------------
                                                      Title:  President


ATTEST:
  /s/ Kenneth Howe
----------------------
       Secretary


                                    XII-9